                                                                    Exhibit 99.2
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined balance sheet as of June 30, 1999, was prepared as if the sale occurred on such date. The following unaudited condensed combined statements of operations give effect to the sale as of the beginning of the periods presented. The unaudited pro forma condensed combined statements of operations do not purport to represent what our results of operations actually would have been if the sale had occurred as of such date or what such results will be for any future periods.

     The unaudited pro forma condensed combined financial statements are derived from our historical financial statements and the assumptions and adjustments described in the accompanying notes. We believe that all adjustments necessary to present fairly such unaudited financial information have been made. The unaudited pro forma financial data should be read in conjunction with the accompanying notes thereto.

          Unaudited Pro Forma Condensed Balance Sheet at June 30, 1999
                                 (In thousands)

                                                            Clarus             Pro Forma
                        ASSETS                            Historical          Adjustments            Pro Forma
                        ------                          --------------        -----------          ------------
Current assets:
  Cash................................................       $  8,072       $  14,193 (a)            $ 21,525
  Restricted cash.....................................                           (740)(a)               2,907
                                                                                2,907 (a)
  Accounts receivable, net............................         11,248          (7,805)(b)               3,443
  Prepaid and other current assets....................            759            (111)                    648
                                                             --------       ---------                --------
     Total current assets.............................         20,079           8,444                  28,523
Property and equipment, net...........................          4,358            (483)(b)               3,875
Other assets:
  Intangible assets, net..............................         11,170          (4,603)                  6,567
  Deposits and other long-term assets.................            134                                     134
                                                             --------        --------                --------
     Total other assets...............................         11,304          (4,603)                  6,701
                                                             --------        --------                --------

     TOTAL ASSETS.....................................       $ 35,741        $  3,358                $ 39,099
                                                             ========        ========                ========
       LIABILITIES AND STOCKHOLDER'S EQUITY
       ------------------------------------
Current liabilities:
  Accounts payable and accrued liabilities............       $  6,927        $ (1,710)(b)            $  5,217
  Deferred revenue....................................          7,129          (6,638)(b)                 491
  Current maturities of long-term debt................            392                                     392
                                                             --------         --------               --------
     Total current liabilities........................         14,448          (8,348)                  6,100
Noncurrent liabilities:
  Deferred revenue....................................          1,654          (1,266)(b)                 388
  Long-term debt, net of current maturities...........             70                                      70
  Other non-current liabilities.......................            235                                     235
                                                             --------         --------               --------
     Total liabilities                                         16,407          (9,614)                  6,793
Stockholders' equity (Note 3)
  Common stock........................................              1            - 0 -                      1
  Additional paid in capital..........................         61,505             (82)                 62,123
  Accumulated deficit.................................        (41,694)            700 (c)             (29,483)
                                                                               17,100 (a)
                                                                                 (740)(a)
                                                                               (3,388)(b)
  Warrants............................................             40            (761)(c)                  40


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

                                                            Clarus             Pro Forma
                        ASSETS                            Historical          Adjustments            Pro Forma
                        ------                          --------------        -----------          ------------
  Treasury stock, at cost.............................             (2)                                      (2)
  Deferred compensation...............................           (516)            143 (c)                 (373)
                                                             --------        --------                 --------
     Total stockholders' equity.......................         19,334          12,992                   32,306
                                                             --------        --------                 --------
     Total liabilities and stockholders' equity.......       $ 35,741        $  3,358                 $ 39,099
                                                             ========        ========                 ========


_______________

(a) To reflect the receipt of cash of $17.1 million from the sale, of which $2.9 million will be held in escrow, net of the anticipated expenses of $740,000.
(b) To reflect the elimination of the historical operations and net assets and liabilities of the financial, enterprise resources planning and human resources software business and technologies included in the balance sheet of Claus Corporation as of June 30, 1999.
(c) To reflect the recognition of the vesting of certain stock options upon completion of the sale, and the elimination of the deferred compensation related to employee stock options that will be forfeited upon the sale.

         Unaudited Pro Forma Condensed Combined Statement of Operations
                     for the Six Months Ended June 30, 1999
                      (In thousands except per share data)

                                                            Clarus             Pro Forma
                                                          Historical          Adjustments            Pro Forma
                                                        --------------        -----------          ------------
Revenues:
  License fees.......................................          $ 7,879        $  3,554(b)              $ 4,325
  Services fees......................................           10,053           9,626(b)                  427
  Maintenance fees...................................            4,748           4,565(b)                  183
                                                               -------        --------                 -------
     Total revenues..................................           22,680          17,745                   4,935
Cost of revenues:
  License fees.......................................              711             328 (b)                 383
  Service fees.......................................            6,640           6,080 (b)                 560
  Maintenance fees...................................            1,970           1,638 (b)                 332
                                                               -------        --------                 -------
     Total cost of revenues..........................            9,321           8,046                   1,275
Operating expenses:
  Research and development...........................            4,552           2,175 (b)               2,377
  Sales and marketing................................            6,817           2,842 (b)               3,975
  General and administrative.........................            3,222           1,694 (b)               1,528
  Depreciation.......................................            1,006             345 (b)                 661
  Amortization.......................................              827             250 (b)                 577
  Non-cash compensation..............................                               74 (b)
                                                                    84            (761)(c)                 771
                                                               -------        --------                 -------
     Total operating expenses........................           16,508          6 ,619                   9,889

Operating loss.......................................           (3,149)         (3,080)                 (6,229)
Interest income......................................              228                                     228
Interest expense.....................................               51                                      51
  Net loss...........................................          $(2,972)        $(3,080)                $(6,052)
                                                               =======        ========                 =======

Basic and diluted net loss per share.................          $ (0.27)                                $ (0.55)
Weighted average common shares outstanding (basic
 and diluted)........................................           10,968                                  10,968


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

         Unaudited Pro Forma Condensed Combined Statement of Operations
                      for the Year Ended December 31, 1998
                      (In thousands except per share data)

                                                 Clarus                  Pro forma
                                               Historical               Adjustments               Pro forma
                                             --------------            -------------           -------------
Revenues:
  License fees.............................       $ 17,372             $  16,672(b)                  $    700
  Services fees............................         16,477                16,467(b)                        10
  Maintenance fees.........................          7,791                 7,639(b)                       152
                                                  --------            ----------                     --------
     Total revenues........................         41,640                40,778                          862
Cost of revenues:
  License fees.............................          1,969                 1,477(b)                       492
  Service fees.............................         10,353                10,316(b)                        37
  Maintenance fees.........................          3,599                 3,581(b)                        18
                                                  --------            ----------                     --------
     Total cost of revenues................         15,921                15,374                          547
Operating expenses:
  Research and development.................          6,335                 5,862(b)                       473
  Purchased in-process technology..........         10,500                  -0-                        10,500
  Sales and marketing......................         11,802                11,512(b)                       290
  General and administrative...............          5,126                 5,005(b)                       121
  Depreciation.............................          1,271                 1,271(b)                       -0-
  Amortization.............................            883                   753(b)                       130
  Non-cash compensation....................            880
                                                      (761)(c)               880(b)                       761
                                                  --------            ----------                     --------
     Total operating expenses..............         36,797                24,522                       12,275

Operating loss.............................        (11,078)                  882                     $(11,960)
Interest income............................            636                   -0-                          636
Interest expense...........................            224                   224                          -0-
Minority interest..........................             36                    36                          -0-
                                                  --------            ----------                     --------
Net loss...................................       $(10,702)           $     (622)                    $(11,324)
                                                  ========            ==========                     ========

Basic and diluted net loss per share.......       $  (1.70)                                          $  (1.79)
Weighted average common shares outstanding.          6,311                                              6,311


   See notes to unaudited pro-forma condensed combined financial statements.

      Notes To Unaudited Pro Forma Condensed Combined Financial Statements

Note 1.  Basis of Presentation

    The unaudited pro forma condensed balance sheet assumes that the sale took place on June 30, 1999, and separates the June 30, 1999 assets and liabilities, to be transferred in the sale from our unaudited June 30, 1999, consolidated condensed balance sheet.

    The pro forma statements of operations assumes the sale took place as of the beginning of the periods presented and separate the unaudited statement of operations for the business being sold for the year and six month period ended December 31, 1998, and June 30, 1999, respectively from our consolidated statement of operation for the year and six month period ended December 31, 1998 and June 30, 1999, respectively.

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